UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2021

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)
(785)
575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 1.01	Entry into a Material Definitive Agreement
On August 31, 2021, Evergy, Evergy Missouri West, Inc., a subsidiary of Evergy (“Evergy Missouri West”), Evergy Metro and Evergy Kansas Central (each a “Borrower” and collectively, the “Borrowers”) entered into an Amended and Restated Credit Agreement (the “Credit Facility”) with the several lenders referred to therein, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other issuing lenders and agents party thereto. The Credit Facility includes a master revolving credit facility and provides for maximum borrowings of up to $2.5 billion in the aggregate outstanding at any time, including the issuance of letters of credit and swingline loans each up to maximum aggregate amounts of $150 million outstanding at any time. So long as there is no default or unmatured default under the Credit Facility, the Borrowers may elect to increase the commitments under the Credit Facility by up to an additional aggregate principal amount of $750 million by increasing the commitment of one or more lenders who have agreed to such increase. The Credit Facility amends and restates in its entirety the Credit Agreement (the “Prior Credit Facility”), dated as of September 18, 2018, among Evergy, Evergy Metro (formerly Kansas City Power & Light Company), Evergy Missouri West (formerly KCP&L Greater Missouri Operations Company), Evergy Kansas Central (formerly Westar Energy, Inc.), the several lenders from time to time parties thereto, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender and the other issuing lenders and agents party thereto.
The Credit Facility matures on August 31, 2026. So long as there is no default or unmatured default under the Credit Facility and subject to the accuracy of the representations and warranties in the Credit Facility as of the applicable extension date, the Borrowers may elect to extend the Credit Facility on up to two occasions for additional one-year
terms on each such extension date, subject to lender participation.
The interest rate applicable to the outstanding loans of each Borrower under the Credit Facility will be based on such Borrower’s senior debt credit ratings as published by Standard & Poor’s Financial Services, LLC and Moody’s Investors Service, Inc., plus either (a) LIBOR (with a floor of 0.00%) or (b) the Base Rate (each as defined in the Credit Facility). The Borrowers will pay a commitment fee quarterly during the term of the Credit Facility, which may vary depending on each Borrower’s senior debt credit ratings. In addition, the Credit Facility incorporates certain sustainability-linked mechanics. Specifically, the applicable interest rates and commitment fees are subject to upward or downward adjustments, subject to certain limitations, if Evergy achieves, or fails to achieve, certain specified targets based on two key performance indicator metrics:
(i) Non-Emitting
Generation Capacity and (ii) Diverse Supplier Spend (each as defined in the Credit Facility).
The Credit Facility also contains customary affirmative and negative covenants, including one that sets the ratio of maximum allowed total indebtedness to total capitalization at 0.65 to 1.00, for each Borrower.
The lenders that are party to the Credit Facility or their affiliates have in the past performed, currently perform and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Evergy, Evergy Kansas Central, Evergy Metro, Evergy Missouri West and certain of their respective subsidiaries and affiliates, for which service they have in the past received, currently receive and may in the future receive, customary compensation and reimbursement of expenses.

The description above is only a summary of the material provisions of the Credit Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Credit Facility, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of August 31, 2021, by and among Evergy, Inc., Evergy Missouri West, Inc. (formerly KCP&L Greater Missouri Operations Company), Evergy Metro, Inc. (formerly Kansas City Power & Light Company), Evergy Kansas Central, Inc. (formerly Westar Energy, Inc.), as Borrowers, the lenders referred to therein, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Bank of America, N.A., Citibank, N.A., MUFG Bank, Ltd., TD Bank, N.A. and U.S. Bank National Association as Co-Syndication Agents and Issuing Lenders, Wells Fargo Securities, LLC, as Sustainability Structuring Agent, and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., BOFA Securities, Inc., MUFG Bank, Ltd., TD Securities (USA) LLC and U.S. Bank National Association as Joint Lead Arrangers and Joint Bookrunners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERGY, INC.

By:	/s/ Lori A. Wright
Name:	Lori A. Wright
Title:	Vice President – Corporate Planning, Investor Relations and Treasurer

EVERGY METRO, INC.

By:	/s/ Lori A. Wright
Name:	Lori A. Wright
Title:	Vice President – Corporate Planning, Investor Relations and Treasurer

EVERGY KANSAS CENTRAL, INC.

By:	/s/ Lori A. Wright
Name:	Lori A. Wright
Title:	Vice President – Corporate Planning, Investor Relations and Treasurer
Date: August 31, 2021